UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date Of Report (Date Of Earliest Event Reported):  March 9, 2007

WEST PHARMACEUTICAL SERVICES, INC.

(Exact name of Registrant as Specified in its Charter)

Commission File Number: 1-8036

Pennsylvania	23-1210010
(State of Other Jurisdiction Of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

101 Gordon Drive, PO Box 645,

Lionville, PA, 19341-0645

(Address of Principal Executive Offices, Including Zip Code)

(610) 594-2900

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 9, 2007, West Pharmaceutical Services, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) among the Company and UBS Securities LLC, Banc of America Securities LLC and Wachovia Capital Markets, LLC (the “Underwriters”) providing for the offer and sale by the Company of $150.0 million aggregate principal amount of 4.00% convertible junior subordinated debentures due 2047 (the “Convertible Debentures”), with the granting to the Underwriters of an over-allotment option for the purchase of up to an additional $22.5 million principal amount of Convertible Debentures. A copy of the Underwriting Agreement is filed as an exhibit to this report and is incorporated herein by reference.

The Convertible Debentures are being issued pursuant to an Indenture (the “Base Indenture”), as amended and supplemented by the Supplemental Indenture (the “Supplemental Indenture and together with the Base Indenture, the “Indenture”), each dated March 14, 2007, between the Company and U.S. Bank National Association (“U.S.” Bank”), as trustee.  A copy of the Base Indenture and the Supplemental Indenture, which includes a form of the debenture, are filed as exhibits to this report and are incorporated herein by reference.

The Convertible Debentures are being offered and sold by the Company pursuant to its registration statement on Form S-3 (File Number 333-141130) filed with the Securities and Exchange Commission on March 8, 2007 (the “Registration Statement”), as supplemented by the prospectus supplement filed with the Securities and Exchange Commission on March 12, 2007.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 above with respect to the Convertible Debentures is hereby incorporated by reference into this Item 2.03, insofar as it relates to the creation of a direct financial obligation.

Item 8.01 Other Events

This Current Report on Form 8-K incorporates by reference exhibits into the Registration Statement in connection with our issuance of Convertible Debentures pursuant to the Underwriting Agreement as described above under Item 1.01.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
1.1	Underwriting Agreement, dated March 9, 2007, by and among West Pharmaceutical Services, Inc., UBS Securities LLC, Banc of America Securities LLC and Wachovia Capital Markets, LLC.
4.1	Indenture between West Pharmaceutical Services, Inc. and U.S. Bank National Association, dated March 14, 2007.
4.2	Supplemental Indenture between West Pharmaceutical Services, Inc. and U.S. Bank National Association, dated March 14, 2007.
5.1	Opinion of Dechert LLP.
8.1	Opinion of Dechert LLP regarding tax matters.
23.1	Consent of Dechert (contained in Exhibit 5.1).

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Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST PHARMACEUTICAL SERVICES, INC.

Date: March 14, 2007	By:	/s/ John R. Gailey III
Name: John R. Gailey III
Title: Vice President, Secretary and General Counsel

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